Exhibit 99.(c)(15)

braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: Nordea | Loan Agency Team NO | Essendrops gate 7 | 0368 Oslo | Norway
Attn: Katrine N. Wahn | Senior Agency Manager

LNG "GASLOG GENEVA"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2016, by Samsung Heavy Industries, Korea, is of about 112,764 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 174,000 cbm of LNG, is fitted with a Tri Fuel Diesel Electric engine, Twin Shaft, with electric motors: ABB, AMZ 1120MR08 LSF, 11000kW x 2 sets.

We should make it clear that we have not seen the vessels full specifications, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation, that the vessel will be in good and seaworthy condition at the time of her delivery.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 190,000,000.00
(Say: United States Dollars One Hundred and Ninety Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED

Registered in England No. 3439765
VAT reg. 503 2955 65

One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: Nordea | Loan Agency Team NO, Essendrops gate 7, 0368 Oslo, Norway
Attn: Kyle Jacob Ritter | Senior Agency Manager

LNG "GASLOG GIBRALTAR"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2016, by Samsung Heavy Industries, Korea, is of about 112,764 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 174,000cbm of LNG, is fitted with a Tri Fuel Diesel Electric engine, Twin Shaft. With Electric motors; ABB, AMZ 1120MR08 LSF, 11000kW x 2 sets

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 190,000,000.00
(Say: United States Dollars One Hundred and Ninety Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED
Registered in England No. 3439765
VAT reg. 503 2955 65
One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: Nordea | Loan Agency Team NO | Essendrops gate 7, 0368 Oslo, Norway
Attn: Kyle Jacob Ritter | Senior Agency Manager

LNG "GASLOG GLASGOW"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2016 and built by Samsung Heavy Industries, Korea, is of about 112,764 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 174,000cbm of LNG and is fitted with a Tri Fuel Diesel Electric engine, Twin Shaft Electric motors; ABB, AMZ 1120MR08 LSF, 11000kW x 2 sets

We should make it clear that we have not seen the vessels full specifications, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation, that the vessel will be in good and seaworthy condition at the time of her delivery.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 190,000,000.00
(Say: United States Dollars One Hundred and Ninety Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED

Registered in England No. 3439765
VAT reg. 503 2955 65

One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: Nordea | Loan Agency Team NO, Essendrops gate 7, 0368 Oslo, Norway
Attn: Kyle Jacob Ritter | Senior Agency Manager

LNG "GASLOG SANTIAGO"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2013, by Samsung Heavy Industries, Korea, is of about 98,075 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 155,000cbm of LNG, is fitted with 4 x Wartsila 12V50DF engines of 54,247 BHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 162,000,000.00
(Say: United States Dollars One Hundred and Sixty Two Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED
Registered in England No. 3439765
VAT reg. 503 2955 65
One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100

Date: 28th February 2023

To: BNP Paribas, CIB Agency EMEA, Millénaire 4 - 35 rue de la Gare , 75929 PARIS CEDEX 19, France
Att: Oumaima AMGHAR

LNG "GASLOG SEATTLE"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2013, by Samsung Heavy Industries, Korea, is of about 98,075 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 155,000cbm of LNG, is fitted with 3 x Wartsila 12V50DF engines of 54,247 BHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 158,000,000.00
(Say: United States Dollars One Hundred and Fifty-Eight Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED
Registered in England No. 3439765
VAT reg. 503 2955 65
One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: BNP Paribas CIB Agency EMEA, 9 rue de Débarcadère, Immeuble Océanie, 93500 Pantin, France
Attn: Oumaima AMGHAR

LNG "SOLARIS"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2014, by Samsung Heavy Industries, Korea, is of about 98,000 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 155,000cbm of LNG, is fitted with 4 x Wartsila 12V50DF engines of 54,247 BHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 162,000,000.00
(Say: United States Dollars One Hundred and Sixty Two Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED

Registered in England No. 3439765
VAT reg. 503 2955 65

One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: Nordea | Loan Agency Team NO, Essendrops gate 7, 0368 Oslo, Norway
Attn: Kyle Jacob Ritter | Senior Agency Manager

LNG "GASLOG SYDNEY"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2013, by Samsung Heavy Industries, Korea, is of about 97,818 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 155,000cbm of LNG, is fitted with 4 x Wartsila 12V50DF engines of 54,247 BHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 162,000,000.00
(Say: United States Dollars One Hundred and Sixty Two Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED

Registered in England No. 3439765
VAT reg. 503 2955 65

One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023
To: DNB Bank ASA London. 8th Floor, The Walbrook Building, 25 Walbrook, London, EC4N 8AF
Attn: Kay Newman | First Vice President | Credit Middle Office & Agency

LNG "METHANE ALISON VICTORIA"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2007, by Samsung Heavy Industries, Korea, is of about 95,753 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 145,130 cbm of LNG, is fitted with a Kawasaki UA-400 engine of 39,499 SHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 58,500,000.00
(Say: United States Dollars Fifty-Eight Million Five Hundred Thousand)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED
Registered in England No. 3439765
VAT reg. 503 2955 65
One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100 braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: DNB Bank ASA London. 8th Floor, The Walbrook Building, 25 Walbrook, London, EC4N 8AF
Attn: Kay Newman | First Vice President | Credit Middle Office & Agency

LNG "METHANE BECKI ANNE"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2010, by Samsung Heavy Industries, Korea, is of about 109,004 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 167,416 cbm of LNG, is fitted with a 4x Wartsila 12V50DF engine of 54, 247 BHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US$ 168,500,000.00
(Say: United States Dollars One Hundred and Sixty-Eight Million Five Hundred Thousand)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED

Registered in England No. 3439765
VAT reg. 503 2955 65

One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100

Date: 28th February 2023 To: Nordea | Loan Agency Team NO, Postboks 1166, Sentrum, 0107 Oslo Attn: Kyle Jacob Ritter | Senior Agency Manager LNG “METHANE JANE ELIZABETH” From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2006, by Samsung Heavy Industries, Korea, is of about 95,753 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 145,130 cbm of LNG, is fitted with a Kawasaki UA-400 engine of 39,499 SHP. We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition. After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: - US $56,000,000.00 (Say: United States Dollars Fifty-six Million) The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction. We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains. This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party. Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction. For and on behalf of BRAEMAR VALUATIONS LIMITED Authorised Signatory Authorised Signatory

braemar Valuations

CERTIFICATE OF VALUATION

Date: 28th February 2023

To: Nordea | Loan Agency Team NO | Essendrops gate 7, 0368 Oslo, Norway
Attn: Kyle Jacob Ritter | Senior Agency Manager

LNG "METHANE RITA ANDREA"

From our examination of the current entries in the appropriate Reference Books, it appears that the vessel was built in 2006, by Samsung Heavy Industries, Korea, is of about 95,753 tons gross register, is classed with ABS, having one deck, is shown as capable of carrying about 145,130 cbm of LNG, is fitted with a Kawasaki UA-400 engine of 39,499 SHP.

We should make it clear that we have not made a physical inspection of the vessel, nor have we inspected the vessel's classification records, but we have assumed for the purposes of this valuation that the vessel is in good and seaworthy condition.

After careful consideration, we are of the opinion that the charter free market value of the above vessel as at 28th February 2023 between willing Buyer and willing Seller basis delivery in an acceptable area, free of encumbrances, maritime liens and any other debts whatsoever is: -

US $56,000,000.00
(Say: United States Dollars Fifty-Six Million)

The figure mentioned above relates solely to our opinion of the market value of the above vessel as at 28th February 2023 and should not be taken to apply at any other date. In addition no assurance can be given that the valuation will be sustained or is realisable in an actual transaction.

We believe that the above valuation and particulars are reasonably accurate, but all statements made above are statements of opinion and are not to be taken as representations of fact. This valuation is for general information and has not been produced for any specific purpose. No assurance is given as to the suitability of the valuation for use in relation any specific project or transaction. Any party contemplating entering a transaction should satisfy themselves by inspection of the vessel or otherwise as to the correctness of the statements and assumptions which the valuation contains.

This valuation is provided solely for the private use of the addressee and cannot be published, circulated or provided to any third party without the express written agreement of Braemar Valuations Limited. No responsibility can be accepted for any use by any third party and you will indemnify Braemar Valuations Limited and all associated companies for any loss or damage including all legal expenses arising out of any allegation of reliance on this valuation by such a third party.

Additionally this valuation is not to be used in a public document or a fund-raising document without our prior written consent. It must be appreciated that ship values can be very volatile, unstable and irregular. Information on comparable transactions and market demand can also be very limited. The worldwide Covid-19 outbreak has introduced further uncertainty. These circumstances should be considered by anyone contemplating entering a transaction.

For and on behalf of
BRAEMAR VALUATIONS LIMITED

Authorised Signatory

Authorised Signatory

BRAEMAR VALUATIONS LIMITED
Registered in England No. 3439765
VAT reg. 503 2955 65
One Strand, Trafalgar Square, London, WC2N 5HR • valuations@braemar.com • +44 (0) 203 142 4100